Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Supplement dated November 17, 2014, to the

Prospectus dated November 30, 2013, regarding the

DOMINI SOCIAL BOND FUND®

INVESTOR SHARES (DSBFX) AND INSTITUTIONAL SHARES (DSBIX)

NEW BOND FUND SUBMANAGER APPROVED

The Board of Trustees of the Domini Social Investment Trust (the “Board”) has approved a submanagement agreement with Wellington Management Company, LLP (“Wellington Management”) on behalf of the Domini Social Bond Fund (the “Bond Fund”). Accordingly, effective January 7, 2015, Wellington Management will replace Seix Investment Advisors LLC (“Seix”) as the Subadviser for the Fund.

Domini, and not the Fund, pays a portion of the fees it receives from the Fund to the Fund’s Subadviser as compensation for the Subadviser’s services to the Fund. There will be no change to the management fees payable by shareholders to the Fund or by the Fund to Domini, as a consequence of the new submanagement agreement.

Domini and the Fund have obtained an exemptive order from the Securities and Exchange Commission that permits Domini to enter into submanagement arrangements without shareholder approval under certain circumstances. In accordance with the terms of the exemptive order, an information statement relating to the new submanagement agreement with Wellington Management will be provided to Bond Fund shareholders within 90 days of the effective date of the change in subadvisory services.

If you have any questions concerning this supplement, please contact Domini at 1-800-582-6757.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.